Capital management	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Capital management [Text Block]
26.	Capital management

The Group’s definition of capital includes total equity and long-term debt. The Group’s long-term debt balance as at December 31, 2018 was $981,030 (December 31, 2017 – $979,575).

The Group’s objectives when managing capital are to maintain a strong capital base in order to:

	-	Advance the Group’s corporate strategies to create long-term value for its stakeholders; and
	-	Sustain the Group’s operations and growth throughout metals and materials cycles

Hudbay monitors its capital and capital structure on an ongoing basis to ensure they are sufficient to achieve the Group’s short -term and long-term strategic objectives in a capital intensive industry. The Group faces several risks, including volatile metals prices, access to capital, and risk of delays and cost escalation associated with major capital projects. The Group continually assesses the adequacy of its capital structure to ensure its objectives are met. Hudbay monitors its cash and cash equivalents, which were $515,497 as at December 31, 2018 (2017 - $356,499), together with availability under its committed credit facilities. The Group invests its cash and cash equivalents primarily in Canadian bankers’ acceptances, deposits at major Canadian and Peruvian banks, or treasury bills issued by the federal or provincial governments. In addition to the requirement to maintain sufficient cash balances to fund continuing operations, the Group must maintain sufficient cash to fund the interest expense on the long-term debt outstanding (note 17). As part of the Group’s capital management activities, the Group monitors interest coverage ratios and leverage ratios.